Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Simplicity Esports and Gaming Company (the “Company”) on Form 10-Q for the period ended February 28, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roman Franklin, Chief Executive Officer of the Company, and I, Knicks Lau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2021	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer
(Principal Executive Officer)

Dated: April 14, 2021	/s/ Knicks Lau
Knicks Lau
Chief Financial Officer
(Principal Financial Officer)